UPEXI

THE SOLANA TREASURY COMPANY

SUMMER 2025 · INVESTOR PRESENTATION · NASDAQ: UPXI

FORWARD LOOKING INFORMATION

This presentation contains "forward-looking statements", including statements regarding Upexi, Inc. and its subsidiaries, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this presentation, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of Upexi are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. Upexi cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this presentation does not identify or include any risk or exposures, of Upexi that would materially adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company's actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which Upexi carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; legal and regulatory requirements; market conditions and the demand and pricing for our products; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers' needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this presentation is provided as of the date of the presentation and is subject to change without notice. Neither Upexi, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This presentation does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. Upexi reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

UPEXI OVERVIEW

A Consumer Brand Owner

- Brand owner specializing in the development, manufacturing, and distribution of consumer products
- Leverages proprietary data, technology platform, and logistics expertise to accelerate growth, reduce costs
- Publicly-listed on Nasdaq, generates ~$15-20 million in annual revenue, with ~20% through Amazon



LuckyTail
Innovative pet care product brand


cure

Cure Mushrooms
Medicinal mushroom products for better health


PRAX

Prax
Paraxanthine products for sustainable energy

Adopting a Solana Treasury Strategy

Feb 6: Expands into Crypto
Reveals intention to pursue crypto & fintech opportunities

Apr 21: Raises $100 Million
Announces $100m private placement for Solana treasury

May 6: Begins Staking
Stakes SOL and begins to earn ~8% yield on treasury

May 12: Purchases Locked SOL
Announced $44m purchase of discounted locked SOL

July 11: Announces $200m Raise
$200m in kind convertible note & equity private placement

Aug 5: Announces 2.0m SOL Tokens valued at $327m
Also updates adjusted valuation metrics

LEADING WITH INNOVATION


1ST
PIPE

THE FIRST LARGE-SCALE PIPE FOR AN ALTCOIN TREASURY

THERE HAVE BEEN OVER 100 TREASURY COMPANIES TO LAUNCH SINCE



THE FIRST IN KIND CONVERTIBLE NOTE TO MATERIALLY REDUCE CREDIT RISK

OFFERS LIKELY LARGE BENEFITS FOR BOTH INVESTORS AND UPEXI

MANAGEMENT TEAM

ALLAN MARSHALL
Chief Executive Officer
30+ years of M&A focused experience
Founder of XPO Logistics (NYSE: XPO; $15b market cap), Transportation Services, Inc., and Segmentz, Inc.

ANDREW NORSTRUD
Chief Financial Officer
Experienced executive focused on integrating strategic acquisitions and structure implementation for public companies, including Segmentz, Inc. (XPO Logistics)

BRIAN RUDICK, CFA
Chief Strategy Officer
Deep expertise and connections in equities and crypto
Former Head of Research at crypto market maker GSR
Long-time hedge fund analyst at Citadel, Millennium

THOMAS WILLIAMS
Board of Directors
35+ years of experience, specialized in securitization mechanisms of illiquid assets

LAWRENCE H DUGAN
Board of Directors
Chairman of Audit Committee
25+ years of accounting experience

GENE SALKIND, M.D.
Board of Directors
Chairman of Compensation Committee
Practicing Neurosurgeon, Intuitive Surgical
Pharmacyclics

THE SOLANA TREASURY STRATEGY

CRYPTO TREASURY COMPANY PRIMER

Historical Efforts

- Companies are increasingly adding digital assets to their treasuries to maintain purchasing power and benefit from potential appreciation
- Some companies are issuing capital, mainly using equity and convertible debt, to buy more digital assets
- Efforts mostly center around Bitcoin, but are expanding to other digital assets due partly to a more open SEC

Shareholder Benefits

- May act as a proxy to the assets held in the form of a familiar equity security, increasing confidence, access
- Often trade with beta to the underlying digital asset, a positive when the asset generally increases over time
- Are more than just a play on the digital asset, given accretive capital issuance for the benefit of shareholders

Example Companies

MicroStrategy

Thumzup

STRIVE

MARA

XXI

Semler Scientific

METAPLANET

Triple Action

If the digital asset rises, investors may get all of:

The treasury company stock rises with the asset + The premium to book value expands + More capital issuance increases accretion

STRATEGY'S WILD SUCCESS

Increase in BTC/Share


80%
60%
40%
20%
0%
2021
2022
2023
2024
YTD25

Bitcoin Held, Thou


600
400
200
0
2021
2022
2023
2024
2025

Top BTC Treasuries (% total supply)


3%
2%
1%
0%
MSTR
MARA
CEP
BSTR
BLSH
MTPFL
RIOT
DJT

MSTR Performance (Aug 2020=100)


MSTR
SPY
NVDA
BTC
4,000
3,000
2,000
1,000
0
2021
2022
2023
2024
2025

Sources: Google Finance, strategytracker.com, bitcointreasuries.net. Data as of September 4, 2025.

SOLANA OVERVIEW

Launched in 2020, Solana is a leading smart contract blockchain built for performance and mass adoption

Description

- Stated goal to be an onchain Nasdaq, and to synchronize information at the speed of light
- Features ultra-cheap transactions, an array of applications, bustling user & developer communities
- Enables use cases including finance, payments, identity gaming, social, art, AI agents, DePINs, and many more
- Decentralized, permissionless, trustless, censorship resistant, immutable, and pseudonymous

Superior Technology

- **Proof-of-History:** Imbues validators with a notion of time for massive speed and scalability advantages
- **Parallel Transaction Execution:** Materially increases throughput and leverages increasing CPU cores
- **User-Optimized:** Optimized for speed and security, with decentralization naturally positioned to benefit as hardware and bandwidth costs fall over time

Leading Statistics

Solana is the leading blockchain by many of the top metrics



Active Addresses
SUI AVAX ETH SOL
0 2 4 6 8
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
Daily Transactions
SUI AVAX ETH SOL
0 1 2 3 4
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
Fees
SUI AVAX ETH SOL
0 200 400 600 800
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25
DEX Volumes
SUI AVAX ETH SOL
0 100 200 300
Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Jan '25

Sources: Artemis.xyz; Note: AVAX is Avalanche C-Chain. DEX stands for decentralized exchange.

OUR THESIS: UPEXI'S SOLANA TREASURY STRATEGY

PROVIDES CRYPTO EXPOSURE IN A FAMILIAR EQUITY SECURITY

UNLOCKS SIGNIFICANT VALUE USING PROVEN CAPITAL MARKETS STRATEGIES

IMPROVES ON MICROSTRATEGY'S PLAYBOOK WITH KEY INNOVATIONS

CAPITALIZES ON CRYPTO'S SECULAR EXPANSION & SOLANA AS AN END-GAME WINNER

SUPPORTS SOLANA WITH IMPROVED VISIBILITY WITHIN TRADITIONAL FINANCE

TREASURY COMPANY COMPONENTS

Maximize External Visibility

Upexi will maximize visibility and demand for the stock

Overall Efforts
- Extensive public relations campaign
- Regular investor presentations
- Establish Upexi Advisory Committee
- Website refresh, blog posts, etc.
- Quarterly earnings calls, investor days, etc

Traditional Finance
- Equity research coverage
- Institutional equity conferences
- Investor meetings, non-deal roadshows, webinars

The Cryptosphere
- Active, crypto-native X (fka Twitter)
- Media blitz (podcast, panels, news features, etc)
- Hire Chief Solana Officer
- Additional partnerships & opportunities

Deep connections in finance & crypto enable rapid execution and swiftly increased visibility

Issue Capital Intelligently

Upexi will accretively issue capital to maximize value

Overall Efforts
- Will look to issue equity and debt in an accretive and risk-prudent fashion to maximize shareholder value
- Strong relationships with top underwriters
- Deep relationships with existing and potential investors
- Strong capital issuance expertise and playbook

Equity Issuance
- Via private placement, registered offering, or equity line
- Demonstrated successful via $150m private placements

Debt Issuance
- Upexi has minimal credit risk and a clean capital stack
- Will look to issue convertible debt, focusing on in kind issuance, limiting credit risk for investors and Upexi
- Will limit leverage to an amount befitting of a public company, given the high volatility of the underlying

Targeting additional large-scale, accretive issuance of both equity and debt to benefit shareholders

UPEXI'S STRATEGY

Go Big & Fast

- Raised a $100m private placement to bootstrap its Solana treasury strategy and quickly / efficiently deployed it into Solana
- Raised another $200m round
- Target additional large- scale, accretive raises to acquire & HODL as much SOL as possible

Treasury Growth



Gain
Invested
300
200
100
0
Apr 29
May 6
May 12
May 28
Jul 21

Come With The Cryptosphere

- Backed by 15 of the top crypto-currency VCs and various digital asset key opinion leaders
- Maintains relationships with key Solana-focused organizations, including the Solana Foundation
- Investors offering support via capital, network, visibility, staking

PubCo Professionalism

- Seek to max shareholder value in a risk-prudent manner
- Employs seasoned executives and utilizes risk mgmt best practices like qualified custodian / validator diversity, low leverage, etc
- Believes such a strategy positions Upexi well for all markets environments and resonates with crypto & traditional investors alike


Bloomberg Subscribe

Crypto

Upexi Says It Is Raising $100 Million to Buy Solana Crypto Token

By Ryan Weeks
April 21, 2025 at 9:05 AM EDT

Upexi Inc. is raising $100 million as part of a pivot that will see the company start to accumulate the cryptocurrency Solana, according to a Monday statement. The company's shares surged more than 300% in early trading.

Note: Treasury purchase dates represent the dates the purchases were disclosed. Gain is measured as the spot price at the reference date times the number of tokens held minus investment amount.

MYRIAD VALUE ACCRUAL MECHANISMS

Unlike SOL or alternative instruments like ETFs, Upexi can add value in several additional ways (that all compound)

Discounted Locked SOL

- Upexi can buy locked Solana at a ~15% discount
- Aligns to HODL strategy
- Discount moves to par over time (monthly unlocks through Jan '28)
- Discount effectively doubles staking yield

Purchase Composition



Spot
43%
Locked
57%

The discount creates built-in gains for shareholders

Intelligent Issuance

- Upexi monetizes smart capital markets issuance
- Convertible debt gives attractive cost of capital and delayed dilution
- Common equity gives issuance at a premium and higher SOL per share

Issuance Model



UPXI GETS
0% loan OR equity issuance at a premium
Delayed dilution
Convert Holders
HOLDERS GETS
Access to SOL-like returns
Volatility
upexi
Upexi
Invest $ into SOL
UPXI GETS
Equity issuance at a premium
Higher market cap, stock price
Equity Holders
HOLDERS GETS
Increasing SOL per share
Levered returns

Issuing equity above book is by definition accretive

SOL Staking

- Upexi stakes SOL to earn an estimated 7-9% yield
- As a proof-of-stake network, validators or delegators may stake their SOL to secure the network in exchange for staking rewards

Staking Yield



15%
13%
10%
8%
5%
Jan '23
Jul '23
Jan '24
Jul '24
Jan '25

Staking turns the treasury into a productive asset

Change in SOL Price

- Extremely high potential with SOL ~69% of its ATH, market cap 5% of BTC's
- Many positive catalysts like regulatory clarity, institutional adoption, rising activity, and the return of memecoins

SOL Price



300
200
100
0
2021
2022
2023
2024
2025

Enormous potential as the leading blockchain

Sources: Blockworks Research, CoinGecko. Purchase composition as of August 4, 2025.

THE CAPITAL MARKETS FLYWHEEL

Accrue A Multiple

- *Upexi earns the difference between its cost of capital and the return on SOL, ie. spread income. The market then present values future spread and adds to the NAV, resulting in a premium when the market expects strong forward SOL returns*
- *Investors also pay a premium to access crypto in the form of a familiar equity security and to access additional value accrual mechanisms like the ability to buy locked Solana at a discount*



Intelligent Capital Issuance

- *Accruing a multiple enables Upexi to issue equity above book value, which is by definition accretive to shareholders. Selling stock at 2x book value is equivalent to selling $1 for $2 or buying SOL 50% off*
- *Upexi also issues convertible bonds, giving the bond market access to Solana-like returns and giving convertible bond arb traders access to a highly-volatile underlying. In exchange, Upexi gets cheap funding, delayed dilution, and conversion at a premium to the current price*

Higher Stock Price

- *Intelligent capital issuance accretes value for shareholders resulting in increasing SOL per share, a higher stock price, and an improved multiple*

This is how MSTR increased BTC/share 74% and created a $13b BTC gain in 2024

Upexi improves on MSTR's model with discounted SOL purchases, staking, etc.

Sources: MicroStrategy investor relations.

VALUATION ENABLES FLYWHEEL

Peers At a Healthy Premium To Book

- Smaller companies have embedded growth premium as a similarly sized/priced raise results in more accretion
- Companies with smaller tokens may trade at higher premiums due to greater potential token upside
- Same for companies buying discounted locked tokens

Current Premiums (market cap/value of digital asset)



2.0
1.5
1.0
0.5
0.0
1.4
2.0
1.8
Embedded premium for smaller companies
Embedded premium moving off BTC
Microstrategy
MetaPlanet
Sol Strategies

Upexi Valuation

- Upexi currently trades at a 1.8x fully-loaded mNAV, which measures adjusted market cap / adjusted NAV
- Upexi has only traded at a premium fully-loaded mNAV
- Upexi does not intend to issue equity below 1.0x
- Raising equity above 1.0x is by definition accretive

UPXI Fully-Loaded NAV Over Time



2.5
2.0
1.5
1.0
0.5
0.0
Jul 27
Aug 3
Aug 10
Aug 17
Aug 24
Aug 31

Sources: Company filings and websites. See appendix for fully-loaded mNAV calculation. Data as of September 4, 2025.

UPEXI'S SOLANA TREASURY

Solana Treasury Overview

- 2,000,518 SOL, valued at $405 million
- 57% of purchases were locked SOL, bought at a roughly mid-teens discount
- Diversify SOL across qualified custodians, top validators
- Prudent management with no restaking, onchain degen activity, excess leverage
- Expect to continue to acquire and HODL Solana in a risk-prudent and accretive fashion

Treasury Growth Over Time



Gain
Invested
300
200
100
0
Apr 29
May 6
May 12
May 28
Jul 21

Staking Overview

- Upexi delegates its SOL to validators to help secure the network and receives SOL staking rewards in return
- Native staking is considered extremely secure
- Nearly all of Upexi's Solana is currently staked
- Staking yields are consistently 7-9% recently
- Buying discounted locked SOL effectively doubles the staking yield with discount in yield-equivalent terms
- Run rate staking rewards are currently 160,000 per year

Solana Purchase History



225
200
175
150
125
May 1
Jun 1
Jul 1
Aug 1
Sep 1

Note: SOL count and purchase composition as of August 4. Treasury value calculated using price of SOL on September 4. Solana purchases represent disclosure dates and consist of spot and/or locked Solana. Gains measured as of disclosure date, with gain from both appreciation and the discount.

UPEXI KEY METRICS

Adjusted SOL per Share


+54% growth in adjusted SOL / Share
0.025
0.020
0.015
0.010
0.005
0.000
Apr 24
Sep 4

Fully-Loaded mNAV


2.5
2.0
1.5
1.0
0.5
0.0
Jul 27
Aug 3
Aug 10
Aug 17
Aug 24
Aug 31

Credit-Risk Leverage


10% credit-risk leverage / NAV
400
300
200
100
0
Line oustanding
NAV

20d Avg Daily Trading Volume, $m


100
75
50
25
0
Jun 1
Jul 1
Aug 1
Sep 1

Sources: Upexi website and filings. Credit risk leverage excludes in kind convertibles. See appendix for calculation and notes on adjusted SOL per share and Fully-Loaded mNAV.

WHY CRYPTO

Novel Uses & Benefits

Blockchain and crypto will be ubiquitous as it enables use cases and benefits not attainable with any other technology. These include

Removal of Intermediaries

- Enables trust between unknown parties without a profit-maximizing leader to reduce costs

Democraziation of Value Exchange

- Utilize internet and blockchain-based rails to replace antiquated and inefficient incumbent rails

New Constructs Around Ownership, Governance, Business Models, etc.

- These include non-fungible tokens, decentralized autonomous organizations, incentivization, etc.

Secular Expansion

Prices will ebb and flow given the nascency of the technology, but underlying fundamentals are strong and in secular expansion



Global Crypto Users, m
600
400
200
0
2021
2022
2023
2024
2025



Solana Daily Transactions, m
800
600
400
200
0
2021
2022
2023
2024
2025



Active Experienced Devs, k
12
10
8
6
4
2
0
2016
2018
2020
2022
2024

The Mother of All Catalysts

Corporates are set to dive in on US crypto legislation and reg clarity

- Corporates only dabbling given unclear rules and high legal risks
- They will be forced to jump in once the rules are clear, otherwise they will lose to peers who do
- Corporations have:
  - Billions of customers & top trust
  - Abundant capital
  - Top developer talent
- We expect a step-change in development and usage post legislation, potentially leading to the biggest bull market ever
- Stablecoin legislation passed, and we may see market structure legislation pass in 2025 or 2026

Sources: Crypto.com, artemis.xyz, Electric Capital.

WHY SOLANA

The End Game-Winning Blockchain

Bitcoin is the best monetary asset. Solana is the best high performance blockchain. It's that simple



Best Money
Best Performance

Top Price Potential

- Solana has very high upside, both given a market cap only 5% that of Bitcoin's and as the TAM represents all of the world's compute (with a focus on finance)
- Solana has various positive catalysts including regulatory clarity, institutional adoption, rising activity & development, the return of memecoins, and more



Market Cap
BTC
SOL

Solana Specific Reasons

Solana uniquely offers various features and characteristics that will grow and extend its lead

Lindy + Network Effect
As an early second generation smart contract blockchain, Solana uniquely offers new innovations & network effects

User / Developer Focus
Solana builds for users and developers, as evidenced by Blinks, Token Extensions, SPEs, commerce/games tooling, etc.

Intelligent GTM Strategy
Optimized for what users care about (speed & security) and growing into decentralization over time via Moore's Law

Only Possible On Solana
Solana has the most diverse set of dapps and is the leader in subsectors like memecoins, DePIN, and AI agents

Future-Proof Design
Designed to naturally take advantage of hardware improvements without needing to redo the software

Value Capture
Solana captures value from all four blockchain functions and will be worth more than any modular piece, all else equal

WHY UPEXI

TOP MANAGEMENT
CEO founded $15b XPO Logistics
Execs have top equities & crypto expertise

CAP MARKETS EXPERTISE
Proven capital markets capabilities across equity and debt

PIONEERING INNOVATION
Completed the first large-scale PIPE for an altcoin treasury, in kind convert issuance

BACKED BY THE BEST
Supported by 15 prestigious crypto VCs
Various crypto KOLs are angels

LEADING CONNECTIVITY
Raising visibility across both traditional finance and crypto investors

OPCO CHARACTERISTICS
Opco is small and ~breakeven, enabling a focus on the treasury

FIRST MOVER
Among the first US-listed Solana treasury companies

PROFESSIONAL OPERATIONS
Seek to expand shareholder value in a risk-prudent manner

CLEAN CAPITAL STACK
Pristine capital stack and minimal warrants

UPEXI AS AN INVESTMENT

ACCRETION MATH

Issuing Equity Above Book is Accretive

Equity Issuance & Accretion Basics

- Issuing equity above NAV is by definition accretive
- When Strategy issues equity at 2.0x NAV, it is tantamount to selling $1 for $2 or buying BTC half off
- This is how Strategy created $26 billion of Bitcoin (aka "Bitcoin Yield") for shareholders over the last 6 quarters
- Issuing convertible debt enables a company to sell equity at an even higher multiple than the current mNAV, assuming the conversion price is above the market price and the notes convert to equity

Illustrative Example

- A company with a market cap of $405m has 1m SOL worth $200m. It therefore trades at a 2.0x mNAV
- The company issues $100m of equity at its current 2.0x multiple, potentially via an equity line or ATM program
- The raise increases SOL per share by 18%
- If the multiple holds, the stock should increase similarly

Illustrative $100m Equity Raise

	Formula	Item	Amount
Current	a	SOL held	1,000,000
	b	Price per SOL	200
	c=a*b	Current NAV	200,000,000
	d	Shares	45,000,000
	e=c/d	NAV / Share	4.44
	f	Current Stock Price	9.00
	g=f*d	Market Cap	405,000,000
	h=g/c	Premium (mNAV)	2.0
Equity Raise	i	Face	100,000,000
	j	Fees	5%
	k=i*(1-j)	Net Proceeds	95,000,000
	m	Raise Price (current)	9.00
	n=i/m	Shares issued	11,111,111
Pro Forma	o=c+k	NAV	295,000,000
	p=d+n	Shares	56,111,111
	q=o/p	**NAV / Share**	**5.26**
	r=q/e-1	***% accretion***	***18%***
	s=h*q	**Stock Px at same multiple**	**10.65**
	t=s/f-1	***Increase in stock price***	***18%***

IF SOL RISES, INVESTORS MAY GET:

NAV Expansion

- If SOL moves up, the value of our treasury should expand by the same percentage. If our valuation holds, UPXI stock would be expected to rise proportionally

Theoretical Market Cap

 # SOL x **SOL Price** x **mNAV**

mNAV Expansion

- If SOL moves up, our mNAV may expand as investors tend to ascribe a higher mNAV to DATs during strong crypto performance

Strategy mNAV vs. BTC Price


125
100
75
50
25
0
BTC Price
0.5
1.0
1.5
2.0
2.5
MSTR mNAV
Correl = 65%

More Accretive Raises

- Trading at a higher mNAV may enable more/more accretive raises, allowing us to compound SOL per share at a faster rate

Modeled Accretion


25%
20%
15%
10%
5%
0%
10%
23%
1.5x Company
2.5x Company

Sources: strategytracker.com, CoinGecko. Modeled accretion assumes a company with 1m SOL when SOL is trading at $200 that issues $100m in equity.

COMPELLING RISK-REWARD

Potential Stock Price Return Varying SOL Price & the Multiple

- If one believes SOL is unlikely to fall and the mNAV floor is 1.0x, the downside is -38%
- If one believes SOL may double and mNAV returns to 4.0x, the upside is +398%
- This assumes NO accretive equity issuance, which can substantially increase the returns shown

Change in SOL Price (Current is $202.20)	Assumed Multiple (Current is 1.60x)																	
	0.75x	1.00x	1.25x	1.50x	1.75x	2.00x	2.25x	2.50x	2.75x	3.00x	3.25x	3.50x	3.75x	4.00x	4.25x	4.50x	4.75x	5.00x
-50%	-77%	-69%	-61%	-53%	-45%	-38%	-30%	-22%	-14%	-7%	1%	9%	17%	25%	32%	40%	48%	56%
-25%	-65%	-53%	-42%	-30%	-18%	-7%	5%	17%	29%	40%	52%	64%	75%	87%	99%	110%	122%	134%
0%	-53%	-38%	-22%	-7%	9%	25%	40%	56%	71%	87%	103%	118%	134%	149%	165%	180%	196%	212%
25%	-42%	-22%	-3%	17%	36%	56%	75%	95%	114%	134%	153%	173%	192%	212%	231%	251%	270%	289%
50%	-30%	-7%	17%	40%	64%	87%	110%	134%	157%	180%	204%	227%	251%	274%	297%	321%	344%	367%
75%	-18%	9%	36%	64%	91%	118%	145%	173%	200%	227%	254%	282%	309%	336%	363%	391%	418%	445%
100%	-7%	25%	56%	87%	118%	149%	180%	212%	243%	274%	305%	336%	367%	398%	430%	461%	492%	523%
150%	17%	56%	95%	134%	173%	212%	251%	289%	328%	367%	406%	445%	484%	523%	562%	601%	640%	679%
200%	40%	87%	134%	180%	227%	274%	321%	367%	414%	461%	508%	554%	601%	648%	694%	741%	788%	835%
250%	64%	118%	173%	227%	282%	336%	391%	445%	500%	554%	609%	663%	718%	772%	827%	881%	936%	990%
300%	87%	149%	212%	274%	336%	398%	461%	523%	585%	648%	710%	772%	835%	897%	959%	1,022%	1,084%	1,146%
350%	110%	180%	251%	321%	391%	461%	531%	601%	671%	741%	811%	881%	952%	1,022%	1,092%	1,162%	1,232%	1,302%
400%	134%	212%	289%	367%	445%	523%	601%	679%	757%	835%	913%	990%	1,068%	1,146%	1,224%	1,302%	1,380%	1,458%
450%	157%	243%	328%	414%	500%	585%	671%	757%	842%	928%	1,014%	1,100%	1,185%	1,271%	1,357%	1,442%	1,528%	1,614%
500%	180%	274%	367%	461%	554%	648%	741%	835%	928%	1,022%	1,115%	1,209%	1,302%	1,395%	1,489%	1,582%	1,676%	1,769%

Note: Calculated using UPXI mNAV and SOL price as of September 4, 2025.

DELIVERING FOR INVESTORS

	FIRST RAISE	SECOND RAISE	THIRD RAISE
Amount	$100 million	$50 million	$150 million
Structure	Equity	Equity	In Kind Convertible Note
Pricing	$2.28	$4.00	$4.25
Close	April 24	July 15	July 17
Return	**+178%** ***(vs SOL +33%)***	**+58%** ***(vs. SOL +23%)***	**+49%** ***(vs. SOL +15%)***

Note: Uses UPXI closing price as of September 4, 2025. SOL performance is from the date of the raise close until 4:00pm EST on September 4 for comparability. In kind convert return is based off of the conversion price.

APPENDIX

UPXI VALUATION

Basic mNAV

- The Basic mNAV measures the ratio of the company's market cap, calculated using only shares issued & outstanding, relative to the net asset value of its SOL holdings
- It does not take into account items such as common share-equivalents, cash on hand that may be used to buy Solana, the company's capital structure, etc.

Basic mNAV Calculation

Market Cap	
Total shares currently issued and outstanding	58,893,261
Stock price	$6.33
Market cap	**$372,794,342**
Treasury Net Asset Value	
Total SOL held	2,000,518
SOL price	$202.20
Treasury net asset value	**$404,504,740**
Basic mNAV	**0.92**

Fully-Loaded mNAV

- Financials adjusted for certain possible or likely items can supplement investor analysis, and may be more representative of the valuation ascribed to the company
- The Fully-Loaded mNAV assumes 1) pre-funded warrants are converted into common equity, 2) the ~$150 million convertible notes convert to equity, 3) the outstanding line is repaid, 4) cash is used to buy Solana

Fully-Loaded mNAV Calculation

Market Cap (Adjusted)	
Total shares currently issued and outstanding	58,893,261
Shares underlying $150m convertible note if converted	35,292,978
Share count (adjusted)	**94,186,239**
Stock price	$6.33
Market cap (adjusted)	**$596,198,893**
Treasury Net Asset Value (Adjusted)	
Total SOL held	2,000,518
SOL price	$202.20
Treasury net asset value	**$404,504,740**
Subtract outstanding line	$40,000,000
Add cash on hand	$7,000,000
Treasury net asset value (adjusted)	**$371,504,740**
Fully-Loaded mNAV	**1.60**

Sources: Company filings. Uses data as of August 4, 2025 except for UPXI and SOL price, which are as of 4:00 pm ET on September 4, 2025.

ADJUSTED SOL PER SHARE

April 24, 2025

Share Count	
Shares issued & outstanding, March 31, 2025	1,430,429
April 2025 PIPE common shares	35,970,383
April 2025 PIPE pre-funded warrants	7,889,266
Share count (adjusted)	**45,290,078**

SOL Held	
Net cash from April 2025 PIPE	87,500,000
SOL price, April 24, 2025	$152.33
SOL held (adjusted)	**574,411**

Adjusted SOL / share	**0.0127**

September 4, 2025

Share Count	
Shares issued & outstanding, August 4, 2025	58,893,261
Shares underlying $150m convertible note	35,292,978
Share count (adjusted)	**94,186,239**

SOL Held	
Total SOL held	**2,000,518**
Net cash	-33,000,000
SOL price, September 4, 2025	$202.20
Net cash (in SOL)	-163,205
SOL held (adjusted)	**1,837,313**

Adjusted SOL / share	**0.0195**

Sources: Company filings. Assumes net proceeds from the April equity private placement are deployed into spot SOL upon raise close. SOL held are as of August 4, 2025.

THANK YOU